SECURITIES EXCHANGE COMMISSION

WASHINGTON, D.C. 20552
____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
____________________

Date of Report (Date of earliest event reported): December 7, 2001

HEARx LTD.
(Exact name of registrant as specified in its charter)

DELAWARE	0-16453	22-2748248

(State or other jurisdiction	(Commission	(IRS Employer

of incorporation)	File Number)	Identification no.)

1250 Northpoint Parkway
West Palm Beach, Florida 33407
(561) 478-8770
(Address, including zip code, and telephone number
of principal executive offices)

Item 2. Acquisition or Disposition of Assets

      On December 7, 2001, the Registrant and Siemens Hearing Instruments, Inc. (“Siemens”) entered into a Credit Agreement pursuant to which the Registrant obtained a $51,875,000 secured credit facility (the “Credit Facility”) from Siemens. The Credit Facility is comprised of a (a) $10,875,000 secured five-year term loan credit facility (the “Tranche A Loan”); (b) $25,000,000 secured five-year revolving loan credit facility (the “Tranche B Loan”); (c) $3,000,000 secured five-year term loan credit facility (the “Tranche C Loan”); and (d) $13,000,000 secured five-year term loan credit facility (the “Tranche D Loan” and together with the Tranche A Loan, Tranche B Loan and Tranche C Loan, collectively, the “Loans”).

      The Tranche A, B and C Loans are payable quarterly over five years with the outstanding principal and interest due and payable on the final maturity date. Principal and interest on the Tranche D Loan are payable annually, with the balance payable on the final maturity date. Quarterly principal and interest payments on the Tranche A, B and C Loans will be deemed paid by the Registrant as long as the Registrant purchases a certain portion of the Registrant’s requirements of hearing aids from Siemens pursuant to the Supply Agreement discussed below. The Loans may be prepaid in whole or in part at any time without penalty. The Credit Facility is secured by a first priority security interest in substantially all of the assets of the Registrant.

      In connection with the Credit Facility, the Registrant and Siemens entered into a Supply Agreement dated as of December 7, 2001 pursuant to which the Registrant agreed to purchase from Siemens a certain portion of the Registrant’s requirements of hearing aids for a period of ten years (an initial five year term and a five year renewal term) at specified prices.

      On December 19, 2001, the Registrant issued a press release, filed as Exhibit 99 to this Form 8-K, relating to the matters described herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Finanacial Statements of Businesses Acquired: Not applicable.

(b)	Pro Forma Financial Information: None required.

(c)	Exhibits:

Exhibit No.	Description of Exhibit

10.1	Credit Agreement dated as of December 7, 2001, between HEARx Ltd. and Siemens Hearing Instruments, Inc.

10.2	Security Agreement dated as of December 7, 2001, between HEARx Ltd. and Siemens Hearing Instruments, Inc.

10.3	Supply Agreement dated as of December 7, 2001, between HEARx Ltd. and Siemens Hearing Instruments, Inc.*

99	Press release of December 19, 2001

*	HEARx Ltd. has requested confidential treatment for certain portions (indicated by asterisks) of this exhibit. Such portions were omitted and included in the confidential treatment request filed separately with the Securities and Exchange Commission.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HEARx Ltd.

DATE: December 26, 2001	By: /s/ Paul A. Brown

Paul A. Brown, M.D. Chairman and Chief Executive Officer

Exhibit Index

Exhibit No.	Description of Exhibit

10.1	Credit Agreement dated as of December 7, 2001, between HEARx Ltd. and Siemens Hearing Instruments, Inc.

10.2	Security Agreement dated as of December 7, 2001, between HEARx Ltd. and Siemens Hearing Instruments, Inc.

10.3	Supply Agreement dated as of December 7, 2001, between HEARx Ltd. and Siemens Hearing Instruments, Inc.*

99	Press release of December 19, 2001

*	HEARx Ltd. has requested confidential treatment for certain portions (indicated by asterisks) of this exhibit. Such portions were omitted and included in the confidential treatment request filed separately with the Securities and Exchange Commission.